                                                                    Exhibit 10.1
                                                                    ------------


                             STOCKHOLDER AGREEMENT


     This STOCKHOLDER AGREEMENT, dated as of June 20, 1998 (this "Agreement"), is made and entered into among Sterling Software, Inc., a Delaware corporation ("Parent"), General Atlantic Partners II, L.P., GAP-Synon Partners, L.P., GAP Coinvestment Partners, L.P., Advent Atlantic & Pacific Limited Partnership, Advent Industrial II, L.P., Advent VI, L.P., Bost & Co., Saturn & Co., T.A. Venture Investors Limited Partnership, Simon Williams, Melinda Horton, Richard Goldberg and William Grabe (each, a "Stockholder" and, collectively, the "Stockholders").

                                   RECITALS:

     A. Parent, Sterling Software (Southern), Inc., a Georgia corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Synon Corporation, a Delaware corporation ("Company"), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Company will merge with and into Merger Sub (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Merger Agreement.

     B. As of the date hereof, each Stockholder beneficially owns and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of capital stock of Company ("Capital Stock") set forth opposite such Stockholder's name on Schedule A hereto (such shares of Capital Stock, together with any other shares of capital stock of Company, the beneficial ownership of which is acquired by such Stockholder during the period from and including the date hereof through and including the earlier of (i) the Effective Time and (ii) the date that is one year after the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof, are collectively referred to herein as such Stockholder's "Subject Shares").

     C. As a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement and the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                VOTING AGREEMENT

     Section 1.1  Agreement to Vote Shares.  During the period from and
                  ------------------------
including the date hereof through and including the earlier of (i) the Effective Time and (ii) the date on which the Merger Agreement is terminated pursuant to
Section 8.1 thereof, at any meeting of the stock holders of Company called to consider and vote upon the adoption of the Merger Agreement (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of the adoption of the Merger Agreement by written consent of stockholders of Company, each Stockholder shall vote or cause to be voted (including by written consent, if applicable) all of such Stockholder's Subject Shares in favor of the adoption of the Merger Agreement and in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at any such meeting or made the subject of any such written consent, as applicable.

     Section 1.2  Irrevocable Proxy.
                  -----------------

           (a)  Grant of Proxy.  EACH STOCKHOLDER HEREBY APPOINTS PARENT AND ANY
                --------------
DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT PURSUANT TO THE PROVISIONS OF SECTION 212 OF THE DELAWARE GENERAL CORPORATION LAW, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH STOCKHOLDER'S SUBJECT SHARES IN ACCORDANCE WITH SECTION 1.1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SUCH STOCKHOLDER UNDER THIS AGREEMENT. EACH STOCKHOLDER AFFIRMS THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. EACH STOCKHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

           (b)  Other Proxies Revoked.  Each Stockholder represents that any
                ---------------------
proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.


                                  ARTICLE II

                                    OPTION

     Section 2.1  Grant of Option.  Each Stockholder hereby grants to Parent an
                  ---------------
irrevocable option (each, an "Option" and, collectively, the "Options") to purchase such Stockholder's Subject Shares on the terms and subject to the conditions set forth herein, in exchange for the number of shares of common stock, par value $0.10 per share, of Parent ("Parent Common Stock") equal to the product of (a) (i) 0.14357, in the case of Subject Shares that are Common Shares or Series A Preferred Shares, and (ii) 0.27149, in the case of Subject Shares that are Series D Preferred Shares, and (b) the number of such Subject Shares to be purchased upon any particular exercise of such Option (such product being the "Option Consideration"), with the type and number of shares, securities or other property subject to each of the Options, and the Option Consideration payable therefor, being subject to adjustment as provided herein.

     Section 2.2  Exercise of Option.   Parent may exercise all or any of the
                  ------------------
Options, in whole or in part, at any time or from time to time during the period (the "Option Period") from and including the date hereof through and including the earlier of (i) the Effective Time and (ii) the date that is one year after the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof. Notwithstanding anything in this Agreement to the contrary, Parent shall be entitled to purchase all Subject Shares in respect of which it shall have exercised an Option in accordance with the terms hereof prior to the expiration of the Option Period, and the expiration of the Option Period shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such expiration.

           (b) If Parent wishes to exercise an Option, it shall deliver to the applicable Stockholder (each a "Selling Stockholder") a written notice (an "Exercise Notice") to that effect which specifies (i) the number and kind of Subject Shares to be purchased from such Selling Stockholder and (ii) a date (an "Option Closing Date") not earlier than three business days after the date such Exercise Notice is delivered for the consummation of the purchase and sale of such Subject Shares (an "Option Closing"). If the Option Closing cannot be effected on the Option Closing Date specified in the Exercise Notice by reason of any applicable judgment, decree, order, law or regulation, or because any applicable waiting period under the HSR Act shall not have expired or been terminated, (i) the Stockholders shall promptly take all such actions as may be requested by Parent, and shall otherwise fully cooperate with Parent, to cause the elimination of all such impediments to the Option Closing and (ii) the Option Closing Date specified in the Exercise Notice shall be extended to the third business day following the elimination of all such impediments. The place of the Option Closing shall be at the offices of Jones, Day, Reavis & Pogue, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas, and the time of the Option Closing shall be 10:00 a.m. (Central Time) on the Option Closing Date.

     Section 2.3  Payment and Delivery of Certificates.  At any Option Closing,
                  -------------------------------------
Parent shall deliver to each Selling Stockholder a certificate or certificates evidencing the Option Consideration payable in respect of the Subject Shares to be purchased from such Selling Stockholder at the Option Closing, and each Selling Stockholder shall deliver to Parent such Subject Shares, free and clear of all Liens, with the certificate or certificates evidencing such Subject Shares being duly endorsed for transfer by such Selling Stockholder and accompanied by all powers of attorney and/or other instruments necessary to convey valid and unencumbered title thereto to Parent, and shall assign to Parent (pursuant to a written instrument in form and substance satisfactory to Parent) all rights that such Selling Stockholder may have to require Company to register such Subject Shares under the Securities Act. Transfer taxes, if any, imposed as a result of the exercise of an Option shall be borne by the Selling Stockholder.

     Section 2.4  Adjustment upon Changes in Capitalization, Etc.  In the event
                  -----------------------------------------------
of any change in the capital stock of either Company or Parent by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares, extraordinary distribution or similar transaction, the type and number of shares, securities or other property subject to each of the

Options, and the Option Consideration payable therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that (a) Parent shall receive upon exercise of any Option the number and class of shares, securities or property that Parent would have received in respect of the applicable Selling Stockholder's Subject Shares if the Option had been exercised immediately prior to such event relating to Company or the record date therefor, as applicable, and (b) the applicable Selling Stockholder shall receive upon exercise of any Option granted by such Selling Stockholder the number and class of shares, securities or other property that such Selling Stockholder would have received in respect of such Selling Stockholder's Subject Shares if the Option had been exercised immediately prior to such event relating to Parent or the record date therefor, as applicable.
The provisions of this Section 2.4 shall apply in a like manner to successive stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares or extraordinary distributions or similar transactions.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.1  Certain Representations and Warranties of the Stockholders.
                  ----------------------------------------------------------
Each Stockholder, severally and not jointly, represents and warrants to Parent as follows:

           (a)  Ownership.  Except as specified on Schedule A hereto, such
                ---------
Stockholder is the sole record and beneficial owner of the number of shares of Capital Stock set forth opposite such Stockholder's name on such Schedule A and has full and unrestricted power to dispose of and to vote such shares of Capital Stock. Such Stockholder does not own any securities of Company on the date hereof other than the shares of Capital Stock set forth on such Schedule A and the options to purchase shares of Capital Stock set forth on such Schedule A.

           (b)  Due Authorization.  Such Stockholder has all requisite power and
                -----------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. In the case of each Stockholder that is not a natural person, the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the valid and binding obligation of the other parties hereto, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

           (c)  No Conflicts.  The execution and delivery of this Agreement do
                ------------
not, and, subject to compliance with the HSR Act, to the extent applicable, the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, a right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on such Stockholder, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not
(i) impair the ability of such Stockholder to perform such Stockholder's obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

           (d)  Purchase for Own Account, Etc.  The Parent Common Stock to be
                ------------------------------
acquired by each Stockholder upon Parent's exercise of an Option shall be so acquired for such Stockholder's own account, and shall not be sold, transferred or otherwise disposed of by such Stockholder except in a transaction registered or exempt from registration under the Securities Act and in compliance with applicable state securities laws.

     Section 3.2  Representations and Warranties of Parent.  Parent hereby
                  ----------------------------------------
represents and warrants to each Stockholder that:

           (a)  Due Authorization.  Parent has all requisite corporate power and
                -----------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement constitutes the valid and binding obligation of each Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

           (b)  No Conflicts.  The execution and delivery of this Agreement do
                ------------
not, and, subject to compliance with the HSR Act, to the extent applicable, the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Parent, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of Parent to perform its obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

           (c)  Purchase for Own Account, Etc.  The Options and the Subject
                ------------------------------
Shares to be acquired upon exercise of the Options are being and shall be acquired by Parent for its own account, and shall not be sold, transferred or otherwise disposed of by Parent except in a transaction registered or exempt from registration under the Securities Act and in compliance with applicable state securities laws.

                                  ARTICLE IV

                               CERTAIN COVENANTS

     Section 4.1  Certain Covenants of Stockholders.
                  ---------------------------------

           (a)  Restriction on Transfer of Subject Shares, Proxies and
                ------------------------------------------------------
Noninterference.  During the period from and including the thirtieth calendar
---------------
day immediately preceding the Effective Time through and including the earlier of the Effective Time and the date that is one year after the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof (the "Restricted Period"), no Stockholder shall, directly or indirectly, except pursuant to the terms of this Agreement or the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including in the case of Preferred Shares, by reason of conversion thereof into Common Shares), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (including in the case of Preferred Shares, by reason of conversion thereof into Common Shares), any or all of such Stockholder's Subject Shares; provided, however, that the provisions of this sentence shall not apply to any of Advent Atlantic & Pacific Limited Partnership, Advent Industrial II, L.P., Advent VI, L.P., Bost & Co., Saturn & Co. and T.A. Venture Investors Limited Partnership. During the period from and including the date hereof through and including the last day of the Restricted Period, no Stockholder shall, directly or indirectly, (i) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney, deposit any of such Stockholder's Subject Shares into a voting trust or enter into a voting agreement with respect to any of such Stockholder's Subject Shares or (ii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of such Stockholder to perform such Stockholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.

           (b)  Restrictions on Transfer of Parent Common Stock.  Prior to the
                -----------------------------------------------
second anniversary of any Option Closing, no Stockholder shall sell, transfer or otherwise dispose of any of the shares of Parent Common Stock received by such Stockholder in connection with such Option Closing, except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), or (iii) in a transaction which, in the opinion of counsel reasonably satisfactory to Parent, is not required to be registered under the Securities Act. Each Stockholder understands and acknowledges that, except as provided in
Section 4.2, Parent shall not be required to maintain the effectiveness of any registration statement under the Securities Act for the purpose of facilitating the resale of any such shares of Parent Common Stock by such Stockholder. In the event of a sale, transfer or other disposition by any Stockholder of any such shares of Parent Common Stock received by such Stockholder at any Option Closing pursuant to Rule 144, such Stockholder shall supply Parent with evidence of compliance with such Rule, in the form of a letter in the form of Annex I hereto and the opinion of counsel referred to above. Each Stockholder understands and acknowledges that Parent may instruct its transfer agent to stop the transfer of any such shares of Parent Common Stock, but that (provided such transfer is not prohibited by any other provision of this Agreement) upon receipt of such evidence of compliance, Parent shall cause the transfer agent to effectuate the transfer of such shares of Parent Common Stock as indicated in such letter.

           (c)  Tax and Accounting Treatment.  No Stockholder shall take any
                ----------------------------
position on any federal, state or local income tax return, or take any other action or reporting position, that is inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or with the representa tions made in this Agreement, unless otherwise required pursuant to a "determination" (as defined in Section 1313(a)(1) of the Code). No Stockholder shall take any action that could prevent the Merger from being accounted for as a pooling of interests transaction under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations.

           (d)  Cooperation.  Each Stockholder shall cooperate fully with Parent
                -----------
and Company in connection with their respective efforts to fulfill the conditions to the Merger set forth in Article VII of the Merger Agreement.

           (e)  Acknowledgments and Waivers.  Each Stockholder hereby (i)
                ---------------------------
acknowledges that such Stockholder is familiar with (A) the provisions of the certificate of incorporation of Company fixing the powers, preferences and rights appurtenant to such Stockholder's Subject Shares, (B) the provisions of the certificate of incorporation and bylaws of Company and of any and all agreements, understandings or arrangements between such Stockholder and Company or any other Stockholder relating to the acquisition, disposition or voting of shares of Capital Stock (including without limitation any restrictions on transfer, rights of first offer or first refusal, call options, put options, buy/sell arrangements or preemptive or similar rights, whether fixed or contingent), and (C) the provisions of the Merger Agreement and this Agreement, and (ii) consents to the provisions of the Merger Agreement and this Agreement,
(iii) agrees that if and to the extent that the provisions of the Merger Agreement or this Agreement conflict with or are inconsistent with any of the provisions of the instruments, agreements, understandings or arrangements referred to in clauses (i)(A) or (i)(B) of this sentence, the provisions of the Merger Agreement and of this Agreement shall control and any and all such conflicts or inconsistencies (and any and all claims and causes of action that might otherwise exist with respect thereto) are hereby irrevocably waived. Without limiting the generality or effect of the foregoing, (i) each Stockholder hereby irrevocably waives any and all claims and causes of action that might otherwise exist with respect to the manner in which the aggregate consideration to holders of Capital Stock provided for in the Merger Agreement has been allocated pursuant to the Merger Agreement among the various classes and series of Capital Stock, and (ii) each Stockholder hereby agrees that, following any purchase by Parent of all of such Stockholder's Subject Shares (pursuant to the Merger, the exercise of any Option or otherwise), such Stockholder will not assert or seek to exercise any rights that it might have under the First Amended and Restated Stockholders Agreement dated August 28, 1992 among Company and certain stockholders of Company, as subsequently amended and restated.

           (f)  Releases.  Each Stockholder hereby fully, unconditionally and
                --------
irrevocably releases, effective as of the Effective Time, any and all claims and causes of action that such Stockholder has or may have against Company or any of its Subsidiaries or any present or former director, officer, employee or agent of Company or any of its Subsidiaries (collectively, the

"Released Parties") arising or resulting from or relating to any act, omission, event or occurrence prior to the Effective Time; provided, however, that such release shall not apply to any claim or cause of action insofar as it relates
(i) in the case of any Stockholder who is a natural person, to (A) any entitlement to compensation or benefits earned or accrued by or for the benefit of such Stockholder prior to the Effective Time in respect of services performed by such Stockholder to Company, in the ordinary course of Company's business, as a director, officer or employee of Company, or (B) any entitlement to the indemnification contemplated by Section 6.18 of the Merger Agreement and (ii) in the case of Simon Williams and Melinda Horton, (x) to any commissions which are owed or which may in the future become payable to such Stockholders pursuant to the Employment Agreement between Company and Simon Williams dated July 28, 1994 and the Employment Agreement between Company and Melinda Horton dated July 28, 1994, respectively, and (y) to any rights possessed by such Stockholders pursuant to the Agreement among Company, Dysys Limited, Simon Williams and Melinda Horton dated September 15, 1992 relating to the acquisition of certain intellectual property included in Company's Obsydian product.

     Section 4.2  Registration Rights.  On the terms and subject to the
                  -------------------
conditions set forth in this Section 4.2, as promptly as practicable (and, in any event, within 30 calendar days) after the first Option Closing, Parent shall file, and shall thereafter use its reasonable best efforts to cause to become and remain effective, for so long as the shares of Parent Common Stock received by any Stockholder in connection with any Option Closing continue to be Registrable Securities (as hereinafter defined), a registration statement registering for purposes of the Securities Act the resale of all Registrable Securities held by the Stockholders (the "Registration Statement"). For so long as Parent is required to cause the Registration Statement to remain effective, Parent shall use its reasonable best efforts to cause the Parent Common Stock to be (x) registered or qualified (to the extent not exempt from such registration or qualification) for sale under the blue sky laws of such states as any Stockholder may reasonably request (provided that Parent shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason thereof) and (y) listed on a national securities exchange or accepted for quotation on the National Association of Securities Dealers Automated Quotation System.

           (b) The obligations of Parent hereunder to file the Registration Statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 60 calendar days, and/or Parent shall be entitled to provide to the Stockholders Suspension Notices pursuant to Section 4.2(e) to be in effect for one or more periods of time not exceeding 60 calendar days, if the Board of Directors of Parent (or the Executive Committee thereof) shall have determined in good faith that (i) the filing of the Registration Statement or the maintenance of its effectiveness, and/or the continued use of any related prospectus (a "Prospectus"), would require disclosure of nonpublic information that would materially and adversely affect Parent or (ii) there shall have occurred any event which makes any statement made in the Registration Statement or any Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or a Prospectus or other documents so that (A) in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preparation and filing of the Registration Statement, and any sale covered thereby, will be at Parent's expense, except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of counsel for any Stockholder related thereto.

           (c) Each Stockholder shall promptly provide all information reasonably requested by Parent for inclusion in the Registration Statement and any Prospectus. In connection with any sale or other disposition of Registrable Securities to be effected pursuant to the Registration Statement, Parent and each Stockholder will provide each other and any underwriter with customary representations, warranties, covenants, indemnification and contribution.

           (d) For purposes of this Agreement, the term "Registrable Securities" means shares of Parent Common Stock acquired by any Stockholder as Option Consideration at any Option Closing; provided however that Registrable Securities will cease to be Registrable Securities when and to the extent that
(i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) one year (and, if applicable, a number of additional days equal to the aggregate number of days during which the obligations of Parent hereunder were suspended pursuant to Section 4.2(b) or Suspension Notices under Section 4.2(e) were in effect) has elapsed since the acquisition of such Registrable Securities by the applicable Stockholder, or (iii) such Registrable Securities are sold or transferred by a Stockholder otherwise than to another Stockholder. Each Stockholder shall promptly notify Parent when any of such Stockholder's shares of Parent Common Stock shall have ceased to be Registrable Securities.

           (e) Parent will use reasonable efforts to notify each Stockholder as promptly as practicable of (i) any request by the Securities and Exchange Commission (the "SEC") or any other federal or state governmental authority for amendments or supplements to the Registration Statement or any Prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) any determination of the Board of Directors of Parent described in Section 4.2(b). Upon receipt of any notice from Parent of the occurrence of any event of the kind described in the immediately preceding sentence (each, a "Suspension Notice"), each Stockholder will immediately discontinue offers, sales and other dispositions of Registrable Securities covered by the Registration Statement or a Prospectus until such Stockholder has been advised in writing by Parent that such offers, sales or other dispositions may be resumed and has received copies of any applicable supplemental or amended Prospectus or any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.1  Fees and Expenses.  Except to the extent otherwise provided in
                  -----------------
Section 4.2(b), each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     Section 5.2  Amendment and Term.  This Agreement may not be amended except
                  ------------------
by an instrument in writing signed on behalf of each of the parties hereto. Notwithstanding anything to the contrary contained herein, upon any termination of the Merger Agreement pursuant to Section 8.1(a)(i), 8.1(a)(ii) or 8.1(a)(iii) thereof, or any termination of the Merger Agreement by Company pursuant to
Section 8.1(a)(vi) thereof, this Agreement and the proxy granted pursuant to
Section 1.2 shall immediately terminate and thereupon cease to have any further force or effect; except that (i) no such termination will relieve any party hereto of any liability for any breach hereof occurring prior to such termination and (ii) the provisions of Section 4.1(e) and this Article V shall survive such termination and continue to be in full force and effect in accordance with their terms.

     Section 5.3  Extension; Waiver.  Any agreement on the part of a party to
                  -----------------
waive any provision of this Agreement, or to extend the time for any performance hereunder, shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     Section 5.4  Legend.  Each Stockholder acknowledges and agrees that a
                  ------
legend substantially in the form set forth below shall be placed on certificates representing shares of Parent Common Stock received by such Stockholder in connection with any Option Closing, which legend shall be removed by delivery of substitute certificates upon the second anniversary of such Option Closing, or upon (a) the earlier sale of such shares of Parent Common Stock (i) pursuant to an effective registration statement under the Securities Act or (ii) in conformity with the provisions of Rule 144 or (b) the receipt by Parent (or its transfer agent) of an opinion in form and substance reasonably satisfactory to Parent (or its transfer agent) from counsel reasonably satisfactory to Parent (or its transfer agent) to the effect that such legend is no longer required for purposes of the Securities Act.

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER OF SUCH SHARES MAY SELL, TRANSFER OR OTHERWISE DISPOSE OF SUCH SHARES ONLY PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (2) A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON TRANSFER ARE SET FORTH IN A STOCKHOLDER AGREEMENT, DATED JUNE 20, 1998, A COPY OF WHICH MAY BE OBTAINED FROM STERLING SOFTWARE, INC. "

     Section 5.5  Entire Agreement; Third-Party Beneficiaries.  This Agreement
                  -------------------------------------------
constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and is not intended to confer upon any person other than the parties any rights or remedies; provided, however, that the provisions of Sections 4.1(e) and 4.1(f) are intended to inure to the benefit of, and to be enforceable by, the Released Parties.

     Section 5.6  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     Section 5.7  Notices.  All notices, requests, claims, demands and other
                  -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery), in the case of the Stockholders, to the address set forth on Schedule A hereto or, in the case of Parent, to the address set forth below (or, in each case, at such other address as shall be specified by like notice).

                  Sterling Software, Inc.
                  300 Crescent Court
                  Suite 1200
                  Dallas, Texas  75201
                  Attention:  Don J. McDermett, Jr., Esq.
                  Telecopy:  (214) 981-1265

           with a copy (which shall not constitute notice) to:

                  Jones, Day, Reavis & Pogue
                  2300 Trammell Crow Center
                  2001 Ross Avenue
                  Dallas, Texas  75201
                  Attention:  Mark E. Betzen, Esq.
                  Telecopy:  (214) 969-5100

     Section 5.8  Assignment.  Neither this Agreement nor any of the rights,
                  ----------
interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Stockholder without the prior written consent of Parent, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests, or obligations of Parent hereunder, may be assigned or delegated, in whole or in part, by Parent without the consent of or any action by any Stockholder upon notice by Parent to each Stockholder affected thereby as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns (including without limitation an person to whom any Subject Shares are sold, transferred or assigned).

     Section 5.9  Further Assurances.  Each Stockholder and Parent shall execute
                  ------------------
and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to effectuate the provisions hereof and to consummate the transactions provided for herein.

     Section 5.10  Enforcement.  Irreparable damage would occur in the event
                   -----------
that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (i) shall submit itself to the personal jurisdiction of the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware).

     Section 5.11  Severability.  Whenever possible, each provision or portion
                   ------------
of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     Section 5.12  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

                           [signature page follows]

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first written above.

                                  STERLING SOFTWARE, INC.

                                  By: /s/ Don J. McDermett, Jr.
                                      ------------------------------------------
                                      Don J. McDermett, Jr.
                                      Senior Vice President and General Counsel


                                  STOCKHOLDERS:

                                  GENERAL ATLANTIC PARTNERS II, L.P.

                                  By: General Atlantic Partners, LLC,
                                      ------------------------------------------
                                      General Partner
                                      ---------------

                                      By: /s/ William O. Grabe
                                          --------------------------------------
                                          William O. Grabe
                                          General Partner


                                  GAP-SYNON PARTNERS, L.P.

                                  By: /s/ Stephen P. Reynolds
                                      ------------------------------------------
                                      Stephen P. Reynolds
                                      General Partner


                                  GAP COINVESTMENT PARTNERS, L.P.

                                  By: /s/ William O. Grabe
                                      --------------------------------------
                                      William O. Grabe
                                      General Partner


                                  ADVENT ATLANTIC & PACIFIC LIMITED PARTNERSHIP

                                  By: TA Associates AAP Limited Partnership, its
                                      ------------------------------------------
                                      General Partner
                                      ---------------

                                      By: TA Associates AAP Venture Limited
                                          --------------------------------------
                                          Partnership, its General Partner
                                          --------------------------------

                                          By: TA Associates, Inc., its
                                              General Partner

                                          By: /s/ Brian J. Conway
                                              ----------------------------------
                                              Brian J. Conway
                                              Managing Director

                                      ADVENT INDUSTRIAL II, L.P.

                                      By: TA Associates VI, L.P.,
                                          --------------------------------------
                                          its General Partner
                                          --------------------------------------

                                          By: TA Associates, Inc.,
                                              ----------------------------------
                                              its General Partner
                                              ----------------------------------

                                              By: /s/ Brian J. Conway
                                                  ------------------------------
                                                  Brian J. Conway
                                                  Managing Director

                                      ADVENT VI, L.P.

                                      By: TA Associates VI, L.P.,
                                          --------------------------------------
                                          its General Partner
                                          --------------------------------------

                                          By: TA Associates, Inc.,
                                              ----------------------------------
                                              its General Partner
                                              ----------------------------------

                                              By: /s/ Brian J. Conway
                                                  ------------------------------
                                                  Brian J. Conway
                                                  Managing Director


                                      CHESTNUT III LIMITED PARTNERSHIP

                                      By: TA Associates VI, L.P.,
                                          its Attorney-in-Fact

                                          By: TA Associates, Inc.,
                                              its General Partner

                                      By: /s/ Brian J. Conway
                                          --------------------------------------
                                          Brian J. Conway
                                          Managing Director


                                      DESIFTA LIMITED

                                      By: TA Associates V Limited Partnership,
                                          its Attorney-in-Fact

                                      By: /s/ Brian J. Conway
                                          --------------------------------------
                                          Brian J. Conway
                                          Authorized Signator


                                      T.A. VENTURE INVESTORS LIMITED PARTNERSHIP

                                      By: /s/ Brian J. Conway
                                          --------------------------------------
                                          Brian J. Conway
                                          General Partner

                                          /s/ Simon Williams
                                          --------------------------------------
                                          SIMON WILLIAMS

                   [Signature Page to Stockholder Agreement]

                                           /s/ Melinda Horton
                                           -----------------------------------
                                           MELINDA HORTON


                                           /s/ Richard Goldberg
                                           -----------------------------------
                                           RICHARD GOLDBERG


                                           /s/ William Grabe
                                           -----------------------------------
                                           WILLIAM GRABE




                   [Signature Page to Stockholder Agreement]

                                   SCHEDULE A

                                                                                                             Total No. of
                                        Total No. of        Total No. of Series    Total No. of Series       Common Shares
    Name and Address                    Common Shares       A Preferred Shares     D Preferred Shares      Subject to Options
     of Stockholder                   Beneficially Owned    Beneficially Owned     Beneficially Owned      Beneficially Owned
    ----------------                  ------------------    ------------------     ------------------      ------------------
General Atlantic Partners II, L.P.        1,484,575              2,411,064              3,150,165                     -0-
c/o David Hodgson
3 Pickwick Plaza
Greenwich, CT  06830

GAP-Synon Partners, L.P.                     26,823                143,556                109,895                     -0-
c/o David Hodgson
3 Pickwick Plaza
Greenwich, CT  06830

GAP Coinvestment Partners, L.P.              50,490                    -0-                    -0-                     -0-
c/o David Hodgson
3 Pickwick Plaza
Greenwich, CT  06830

Advent Atlantic & Pacific                    19,250                 19,250                 51,796                     -0-
Limited Partnership
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

Advent Industrial II, L.P.                    9,500                  9,500                 25,561                     -0-
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

Advent VI, L.P.                              88,750                 88,750                238,797                     -0-
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

Bost & Co.                                   10,000                 10,000                 26,907                     -0-
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

Saturn & Co.                                  4,130                  4,130                 11,112                     -0-
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

T.A. Venture Investors                        1,500                  1,500                  4,036                     -0-
Limited Partnership
c/o Brian Conway
High Street Tower
125 High Street Suite 2500
Boston, MA  02110

Simon Williams                            1,990,316                    -0-                    -0-                     -0-
3 Butlers Wharf West
40 Shad Thames
London, SE1 2YA
England

Melinda Horton                              715,473                    -0-                    -0-                     -0-
3 Butlers Wharf West
40 Shad Thames
London, SE1 2YA
England

Richard Goldberg                                -0-                    -0-                    -0-                 500,000
56 Elizabeth Circle
Greenbrae, CA  94904

William Grabe                                   -0-                    -0-                    -0-                 360,000
Two River Lane
Westport, CT  06880

                                                                         ANNEX I

[Name]                                                                    [Date]


          On _______________ __, ____, Stockholder sold the securities of Sterling Software, Inc., a Delaware corporation ("Parent"), described below in the space provided for that purpose (the "Securities"). The Securities were received by Stockholder in connection with the merger of Synon Corporation, a Delaware corporation, with and into Sterling Software (Southern), Inc., a Georgia corporation and wholly owned subsidiary of Parent.

          Based upon the most recent report or statement filed by Parent with the Securities and Exchange Commission, the Securities sold by Stockholder were within the prescribed limitations set forth in paragraph (e) of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

          Stockholder hereby represents that the Securities were sold in "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or in transactions directly with a "market maker" as that term is defined in
Section 3(a)(38) of the Securities Exchange Act of 1934, as amended.
Stockholder further represents that Stockholder has not solicited or arranged for the solicitation of orders to buy the Securities, and that Stockholder has not made any payment in connection with the offer or sale of the Securities to any person other than to the broker who executed the order in respect of such sale.


                                              Very truly yours,



           [Space to be provided for description of the Securities.]